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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): June 30, 1999
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                                N'TANDEM TRUST
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              (Exact Name of Registrant as Specified in Charter)



CALIFORNIA                            0-21470                       33-610944499
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(State or other jurisdiction        (Commission                    (IRS Employer
of incorporation)                   File Number)             Identification No.)


 6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO                    80111
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's Telephone Number, Including Area Code (303) 741-3707
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Item 2:  Acquisition or Disposition of Assets
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     On June 30, 1999, N'Tandem Trust, a California business trust (the
"Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired one manufactured home community and partial ownership interests in six other manufactured home communities (together, the "Acquired Properties") from Windsor Park Properties 4, a California Limited Partnership ("WPP 4"), an affiliate of the Trust. The Acquired Properties consisted of:

 .    Sunset Vista, a 207-site manufactured home community, located in Magna,
     Utah;

 .    a 60% ownership interest in Big Country Estates, a 255-site manufactured home community, located in Cheyenne, Wyoming;

 .    a 75% ownership interest in Harmony Ranch, a 193-site manufactured home community, located in Thonotosassa, Florida;

 .    a 33% ownership interest in Rancho Margate, a 245-site manufactured home community, located in Margate, Florida;

 .    a 33% ownership interest in Winter Haven, a 238-site manufactured home community, located in Winter Haven, Florida;

 .    a 25% ownership interest in Apache East, a 123-site manufactured home community, located in Phoenix, Arizona; and

 .    a 25% ownership interest in Denali Park, a 162-site manufactured home community, located in Phoenix, Arizona.

     The aggregate purchase price for the Acquired Properties was $8,509,850, of which $8,433,800 was borrowed from Chateau Communities, Inc., a publicly-held real estate investment trust ("'Chateau"), pursuant to a note entered into between Chateau and the Trust and the remainder of the purchase price was related to adjustments and prorations at closing. The note bears interest at 1% per annum above the prime rate established by First Chicago NBD Corporation. In connection with the acquisition of the Acquired Properties, N'Tandem also assumed debt attributable to the six partial ownership interests in the amount of $3,361,900.

     The Acquired Properties were purchased pursuant to a Purchase and Sale Agreement between the Trust and WPP 4. Chateau currently owns 9.8% of the Trust's outstanding common shares of beneficial interest and owns all of the issued and outstanding capital stock of the managing general partner of WPP 4. In addition, the Chief Executive Officer of Chateau is a trustee of the Trust and, together with the President of Chateau, are the sole directors of the managing general partner of WPP 4. As a result of these potential conflicts of interest between the parties, the purchase price paid for each of the Acquired Properties was based upon an appraisal of such property prepared by an independent appraiser.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits
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      (a)  Financial Statements:

           As of the date of this report, it is impracticable for the Trust to file the required financial statements with respect to the Acquired Properties. Accordingly, such required financial statements will be filed as soon as they are available, but in no event later than 60 days after the date on which this report must be filed.

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      (b) Pro Forma Financial Information:

          As of the date of this report, it is impracticable for the Trust to file the required pro forma financial information with respect to the Acquired Properties. Accordingly, such required pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after the date on which this report must be filed.


      (b) Exhibits:

          Exhibits 10.1 Purchase and Sale agreement dated May 1, 1999 between N'Tandem Trust and Windsor Park Properties 4, a California Limited Partnership

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              N'TANDEM TRUST



Dated:  July 15, 1999                         By: /s/Gary P. McDaniel
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                                                  Gary P. McDaniel
                                                  Trustee

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